SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 14, 1997




                                 FIBERCORE, INC.



               174 Charlton Road, Sturbridge, Massachusetts 01566


                                  508-347-7744



Incorporated under the laws of       Commission File N           I.R.S. Employer Identification Number
        State of Nevada                 0-21823                             87-0445729

Item 4.   Changes in Registrant's Certifying Accountant.

         The Board of Directors of FiberCore, Inc. (the "Company") approved the replacement of Mottle McGrath Braney & Flynn, P.C. (the "Former Accountants") as the Company's independent outside accountants and the selection of Deloitte & Touche LLP as the Company's new independent outside accountants.

         The report of the Former Accountants on the financial statements of the Company for the fiscal year ended December 31, 1995 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         The report of the Former Accountants on the financial statements of the Company for the fiscal year ended December 31, 1994 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. The report was qualified as to the Company's ability to continue as a going concern.

         During the Company's fiscal years ended December 31, 1995 and 1994 and through the date of this report, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused them to make reference thereto in their report on the financial statements for such years.

         During the fiscal years ended December 31, 1995 and 1994 and through the date of this report, the Former Accountants did not advise the Company with respect to the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

         The Company engaged Deloitte & Touche LLP as its new independent accountants effective January 16, 1997. During the two fiscal years preceding its appointment and through the date hereof, the Company had not consulted with Deloitte & Touche LLP on items regarding:

          (i) The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; there was no written or oral advice provided that was an important factor in reaching a decision as to any accounting, auditing or financial reporting issue; or

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          (ii) Any matter that was the subject of a disagreement or a reportable event required to be identified pursuant to paragraph (a)(1)(v) of Item 304 of Regulation S-K.

         The Company has provided the Former Accountants with a copy of the foregoing disclosures and has requested in writing that the Former Accountants furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with such disclosures. A copy of such letter is filed as an exhibit to this report in accordance with Item 601 of Regulation S-K.

Item 7.   Financial Statements and Exhibits

         (a)  Not applicable.

         (b)  Not applicable.

         (c) The letter of the Former Accountants is filed as an exhibit to this report in accordance with the provisions of Item 601 of Regulation S-K.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               FIBERCORE, INC.



                                      By:      /s/ Michael J. Beecher
                                               Michael J. Beecher
                                               Chief Financial Officer


Date: January 17, 1997




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                                  EXHIBIT INDEX
                                  -------------




Exhibit
Number                           Description
------                           -----------
16                          Letter from the Former
                            Accountants to the SEC


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